Hieu Phan and Michael Morris v. Ivy Investment Management Company and Henry J. Herrmann, Ivy Funds as Nominal Defendant (Case No. 16CV02338), was filed on April 18, 2016. Plaintiff filed a putative derivative action on behalf of the nominal defendant, Ivy Funds (the “Fund”), alleging breach of fiduciary duty and breach of contract claims by Ivy Investment Management Company, the current and retired trustees of the Fund, and the Fund itself as the nominal defendant relating to investments held by the affiliated mutual fund. On behalf of the Trust, plaintiff sought monetary damages and demanded a jury trial. On February 22, 2018, the parties to the litigation filed a joint motion and associated pleadings seeking preliminary approval of a settlement on behalf of the remaining parties, as reflected in the case caption above. In July 2018, the court provided final approval of the settlement which was subject to appeal for a 30 day period. The appeal period has now expired, and the settlement is final.

Series name: Ivy Asset Strategy Fund

Series identification number: S000006283